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                                                          Exhibit 10.2


                                  MANAGED AFFILIATES
                               SUBORDINATION AGREEMENT

     This is an agreement entered into this 30th day of December 1997, by and among BRILL MEDIA COMPANY, L.P. ("BMCLP") and READING RADIO, INC.; TRI-STATE BROADCASTING, INC.; NORTHERN COLORADO RADIO, INC.; NCR II, INC.; CENTRAL MISSOURI BROADCASTING, INC.; CMB II, INC.; NORTHLAND BROADCASTING, LLC; NB II, INC.; CENTRAL MICHIGAN NEWSPAPERS, INC.; CADILLAC NEWSPAPERS, INC.; CMN ASSOCIATED PUBLICATIONS, INC.; CENTRAL MICHIGAN DISTRIBUTION CO., L.P.; CENTRAL MICHIGAN DISTRIBUTION CO., INC.; GLADWIN NEWSPAPERS, INC; GRAPH ADS PRINTING, INC.; MIDLAND BUYER'S GUIDE, INC.; ST. JOHNS NEWSPAPERS, INC.; HURON P.S., LLC; HURON NEWSPAPERS, LLC; NCR III, LLC; NCH II, LLC; HURON HOLDINGS, LLC; NORTHERN COLORADO HOLDINGS, LLC; NORTHLAND HOLDINGS, LLC; CMN HOLDINGS, INC.; BRILL RADIO, INC.; and BRILL NEWSPAPERS, INC. (severally and collectively, the "Company").

                                       RECITALS

     BMCLP and each Company have entered into a management agreement (severally and collectively the "Administrative Management Agreement") pursuant to which BMCLP provides certain management services to each Company as therein provided. BMCLP and each Company now desire to subordinate BMCLP's right to receive payment under each Administrative Management Agreement as and to the extent herein provided.

     NOW THEREFORE, in consideration of and relying upon the foregoing and for other valuable considerations, BMCLP and each Company agree as follows:

     Section 1.01. Subordination of Liabilities. Each Company and BMCLP for itself and its successors and assigns, covenants and agrees that the payment of the management fees and other amounts owed to BMCLP under each Administrative Management Agreement (the "Subordinated Indebtedness") is hereby expressly subordinated, to the extent and in the manner hereinafter set forth, to the prior payment in full in cash of all Senior Indebtedness (as defined in Section 1.07) or any default under the Managed Affiliate Note (as defined in Section 1.07). The provisions of this agreement shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions are made for the benefit of the holders of Senior Indebtedness, and such holders are hereby made obligees hereunder the same as if their names were written herein as such, and they and/or each of them may proceed to enforce such provisions.

     Section 1.02. Company not to Make Payments with Respect to Subordinated Indebtedness in Certain Circumstances. (a) Upon the maturity of any Senior Indebtedness (including interest thereon or fees or any other amounts owing in respect thereof), whether at

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stated maturity, by acceleration or otherwise, all Obligations (as defined in
Section 1.07 of this Annex) owing in respect thereof, in each case to the extent due and owing, shall first be paid in full in cash, before any payment, whether in cash, property, securities or other wise, is made on account of the Subordinated Indebtedness.

     (b) The Company may not, directly or indirectly, make any payment of any Subordinated Indebtedness and may not acquire any Subordinated Indebtedness for cash or property until all Senior Indebtedness has been paid in full in cash if any Default or Event of Default under, and as defined in, the Indenture (as defined in Section 1.07 of this agreement or any default under the Managed Affiliate Note (as defined in Section 1.07 of this Agreement) is then in existence or would result therefrom. BMCLP hereby agrees that, so long as any such Default or Event of Default exists or any restrictions set forth in any issue of Senior Indebtedness reduces the amount permitted to be paid in respect of the Subordinated Indebtedness, BMCLP will not sue for, or otherwise take any action to enforce the Company's obligations to pay, amounts owing in respect of the Subordinated Indebtedness.

          (c) In the event that notwithstanding the provisions of the preceding subsections (a) and (b) of this Section 1.02, the Company shall make any payment on account of the Subordinated Indebtedness at a time when payment is not permitted by said subsection (a) or (b), such payment shall be held by BMCLP, in trust for the benefit or, and shall be paid forthwith over and delivered to, the holders of Senior Indebtedness or their representative or the trustee under the indenture or other agreement pursuant to which any instruments evidencing any Senior Indebtedness may have been issued, as their respective interests may appear, for application prorata to the payment of all Senior Indebtedness remaining unpaid to the extent necessary to pay all Senior Indebtedness in full, in cash, in accordance with the terms of such Senior Indebtedness, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

          Section 1.03. Subordination to Prior Payment of all Senior Indebtedness on Dissolution, Liquidation or Reorganization of Company. Upon any distribution of assets of the Company upon dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise):

          (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full in cash of all Senior Indebtedness (including, without limitation, post-petition




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     interest at the rate provided in the documentation with respect to the
     Senior Indebtedness, whether or not such post-petition interest is an allowed claim against the debtor in any bankruptcy or similar proceeding) before BMCLP is entitled to receive any payment on account of the Subordinated Indebtedness;

          (b) any payment or distributions of assets of the Company of any kind or character, whether in cash, property or securities to which BMCLP would be entitled except for the provisions of this Annex, shall be paid by the liquidating trustee or agent or other person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or other trustee or agent, directly to the holders of Senior Indebtedness or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any such Senior Indebtedness may have been issued, to the extent necessary to make payment in full in cash of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

          (c) in the event that, notwithstanding the foregoing provisions of this Section 1.03, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, shall be received by BMCLP on account of Subordinated Indebtedness before all Senior Indebtedness is paid in full in cash, such payment or distribution shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative or representatives, or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full in cash, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

          Section 1.04. Subrogation. Subject to the prior payment in full in cash of all Senior Indebtedness, BMCLP shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Subordinated Indebtedness shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of BMCLP by virtue of this Annex which otherwise

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would have been made to BMCLP shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and BMCLP, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Annex are and are intended solely or the purpose of defining the relative rights of BMCLP, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

          Section 1.05. Obligation of the Company Unconditional. Nothing contained in this Annex or in the Administrative Management Agreement is intended to or shall impair, as between the Company and BMCLP, the obligation of the Company, which is absolute and unconditional, to pay to BMCLP the Subordinated Indebtedness as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of BMCLP and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein (except to the extent set forth in this Annex) prevent BMCLP from exercising all remedies otherwise permitted by applicable law and this Annex upon a default under the Administrative Management Agreement, subject to the rights, if any, under this Annex of the holders of Senior Indebtedness in respect of cash, property, or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Annex, BMCLP shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to BMCLP, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Annex.

          Section 1.06. Subordination Rights not Impaired by Aces or Omissions of Company or Holders of Senior Indebtedness. No right of any present or future holders of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the par, of the Company or by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company with the terms and provisions of the Administrative Management Agreement, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of the Senior Indebtedness may, without in any way affecting the obligations of BMCLP with respect hereto, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment of, change or extend the time of payment of, or renew or

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alter, any Senior Indebtedness or amend, modify or supplement any agreement or instrument governing or evidencing such Senior Indebtedness or any other document referred to therein, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder and the release of any collateral securing such Senior Indebtedness, all without notice to or assent from BMCLP.

          Section 1.07. Senior Indebtedness. The term "Senior Indebtedness" shall mean all Obligations (as defined below) of each Company under, or in respect of, each Note dated December 30, 1997, made by each Company to the order of Tri-State Broadcasting, Inc. (the "Managed Affiliate Notes") and the Managed Affiliate Management Agreements dated December 30, 1997, between each Company and Tri-State Broadcasting, Inc. As used herein, (x) the term "Indenture" shall mean the Indenture dated as of December 30, 1997 among BMC, Media, the Subsidiary Guarantors named therein and United States Trust Company of New York, and (y) the term "Obligation" shall mean any principal, interest, premium, penalties, fees, expenses, indemnities, and other liabilities and obligations payable under the documentation governing any Senior Indebtedness (including interest accruing after the commendement of any bankruptcy, insolvency, receivership, or similar proceeding, whether or not such interest is an allowed claim against the debtor in any such proceeding).

     IN WITNESS WHEREOF, the parties have hereunto set their signatures the day, month, and year first above written.

BRILL MEDIA COMPANY, L.P.

By:___________________________
     a duly authorized officer

READING RADIO, INC.

By:___________________________
     a duly authorized officer

TRI-STATE BROADCASTING, INC.


By:___________________________
     a duly authorized officer

NORTHERN COLORADO RADIO, INC.


By:___________________________

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     a duly authorized officer

NCR II, INC.


By:___________________________
     a duly authorized officer

CENTRAL MISSOURI BROADCASTING, INC.


By:___________________________
     a duly authorized officer



CMB II, INC.


By:___________________________
     a duly authorized officer

NORTHLAND BROADCASTING, LLC

     By:  BMC Holdings, LLC, its manager
     By:  Brill Media Company, LLC, its manager
     By:  Brill Media Management, Inc.


     By:___________________________
          a duly authorized officer


NB II, INC.


By:___________________________
     a duly authorized officer

CENTRAL MICHIGAN NEWSPAPERS, INC.


By:___________________________
     a duly authorized officer

CADILLAC NEWSPAPERS, INC.


By:___________________________


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     a duly authorized officer

CMN ASSOCIATED PUBLICATIONS, INC.


By:___________________________
     a duly authorized officer

CENTRAL MICHIGAN DISTRIBUTION CO., L.P.


By:___________________________
     a duly authorized officer

CENTRAL MICHIGAN DISTRIBUTION CO., INC.


By:___________________________
     a duly authorized officer

GLADWIN NEWSPAPERS, INC.


By:___________________________
     a duly authorized officer

GRAPH ADS PRINTING, INC.


By:___________________________
     a duly authorized officer


MIDLAND BUYER'S GUIDE, INC.


By:___________________________
     a duly authorized officer

ST. JOHNS NEWSPAPERS, INC.


By:___________________________
     a duly authorized officer

HURON P.S., LLC

     By:  Huron Holdings, LLC, its manager
     By:  BMC Holdings, LLC, its manager


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     By:  Brill Media Company, LLC, its manager
     By:  Brill Media Management, Inc.


     By:___________________________
          a duly authorized officer

HURON NEWSPAPERS, LLC

     By:  Huron Holdings, LLC, its manager
     By:  BMC Holdings, LLC, its manager
     By:  Brill Media Company, LLC, its manager
     By:  Brill Media Management, Inc.


     By:___________________________
          a duly authorized officer


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NCR III, LLC

     By:  NCH II, LLC, its manager
     By:  BMC Holdings, LLC, its manager
     By:  Brill Media Management, Inc.


     By:___________________________
          a duly authorized officer

NCH II, LLC

     By:  BMC Holdings, LLC, its manager
     By:  Brill Media Company, LLC, its manager
     By:  Brill Media Management, Inc.


     By:___________________________
          a duly authorized officer

HURON HOLDINGS, LLC

     By:  BMC Holdings, LLC, its manager
     By:  Brill Media Company, LLC, its manager
     By:  Brill Media Management, Inc.

     By:___________________________
          a duly authorized officer

NORTHERN COLORADO HOLDINGS, LLC

     By:  BMC Holdings, LLC, its manager
     By:  Brill Media Company, LLC, its manager
     By:  Brill Media Management, Inc.

     By:___________________________
          a duly authorized officer

NORTHLAND HOLDINGS, LLC

     By:  BMC Holdings, LLC, its manager
     By:  Brill Media Company, LLC, its manager
     By:  Brill Media Management, Inc.

     By:___________________________
          a duly authorized officer

CMN HOLDINGS, INC.

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By:___________________________
     a duly authorized officer

BRILL RADIO, INC.

By:___________________________
     a duly authorized officer

BRILL NEWSPAPERS, INC.

By:___________________________
     a duly authorized officer